                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                              --------------------


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                   MAY 8, 2001


                              NUEVO ENERGY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                                 0-10537                            76-0304436
    (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)



                              1021 MAIN, SUITE 2100
                              HOUSTON, TEXAS 77002
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (713) 652-0706
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING ARE CODE)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         Nuevo Energy Company announced that it accepted the resignation of Douglas L. Foshee as Chairman, President and Chief Executive Officer of the Company in the press release attached as Exhibit 99.1 (see Item 7).


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable

        (b)     Not applicable

        (c)     Exhibits

                EX-99.1 Press Release dated May 8, 2001


ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable


ITEM 9. REGULATION FD DISCLOSURE

         Not applicable
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NUEVO ENERGY COMPANY

May 10, 2001                     By: /s/ Robert M. King
                                     ------------------
                                 Robert M. King
                                 Senior Vice President & Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibits                     Description
--------                     -----------

EX-99.1          --  Press Release dated May 8, 2001